Investor Presentation Fiscal 2026 – 4th Quarter & Full Year Update November 5, 2026 Exhibit 99

National Fuel Gas Company Company Overview (3) National Fuel Today (4) Planned Separation of IUG (5) Key Investment Highlights (8) Fiscal 2026 Results (11) Integrated Upstream & Gathering Highlights (16) Regulated Business Highlights (25) Guidance & Other Financial Information (41)

Company Overview

National Fuel®

Corporate HQ: Buffalo, NY

~2,600 employees

NYSE: NFG

Market Cap: **~$7.6B**(1)

124 Years of consecutive dividend payments

56 Years of consecutive dividend increases

Achieved FY 2026 **9% adjusted EPS growth** vs. FY 2025(2)

Investment Grade credit rating

25% reduction in methane emissions since 2020





Left picture: Seneca Resources rig in Tioga County, PA.
Right picture: Buffalo Bills' New Highmark Stadium construction in Orchard Park, NY.

Note: This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements at the end of this presentation.
(1) Market capitalization is presented as of November 2, 2026.
(2) Excludes items impacting comparability. Consolidated Adjusted Earnings Per Share includes Corporate & All Other. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.

Fiscal 2026 Q4 Update | 3

National Fuel Today…

National Fuel

Non-Regulated

Integrated Upstream & Gathering

Developing our large, high-quality acreage in Marcellus & Utica shales

~1.2 Million Net acres in Appalachia

~1.1 Bcf/day Net total production(2)

Adjusted EBITDA(1)


69%

Regulated

Regulated Midstream

Pipeline & Storage

Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production

~5 MMDth Daily interstate pipeline capacity under contract

83 Bcf of fully-contracted natural gas storage capacity


18%

Downstream

Utility

Providing safe, reliable and affordable service to customers in WNY, NW PA, and Western Ohio

CNP Ohio Acquisition Doubled Utility Rate Base

~1.1 Million Utility customers

>20,000 Miles of Utility pipeline


13%


Upstream
Seneca Resources Acreage
Midstream
NFG Gathering
NFG Pipeline
NFG Storage
Downstream
Utility Service Territory
CANADA
Lake Ontario
Lake Erie
MI
NY
VT
MA
CT
PA
OH
IN
NJ
MD
DE
WV
VA
KY

(1) Twelve months ended Sept 30, 2026. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Does not include EBITDA contribution from Ohio gas utility acquisition which closed on October 1, 2026.
(2) Average for the three months ended Sept 30, 2026.

Fiscal 2026 Q4 Update | 4

…National Fuel Tomorrow: Planned Separation

National Fuel

Establishes Two Scaled, Premier Independent Natural Gas Companies

Preserving Key Benefits of Integration that Each Business Realizes Today

National Fuel Shareholders

National Fuel

100% rate-regulated company with natural gas utility and interstate pipeline and storage businesses

~$5 Billion Rate Base	**~1.1 Million** Utility Customers	**#1 Customer Affordability** Lowest Delivery Rates in NY & PA
~5 Bcf/d Contracted Firm Transportation Capacity	**83 Bcf** Fully-Contracted Storage Capacity	**$0** Projected Equity Needs(2)

Seneca Resources

Highly-integrated Appalachian natural gas upstream and gathering company

~1.1 Bcf/d Net Natural Gas Production	**25+ years(1)** Marcellus and Utica Inventory @ $2.25 NYMEX	**$0.58 / Mcfe** Top-Tier Cash Operating Costs
~1.0 Bcf/d Firm Transportation Capacity	**~5.2 Tcfe** Total Proved Reserves	**>25%** Improvement in Capital Efficiency Trends Since 2023

(1) References NYMEX Henry Hub prices to breakeven assuming a PV-10 value. Assumes an average of 25 wells brought online/year, which is equivalent to current pace.
(2) NFG expects no need to raise incremental equity capital over the next five years based on current capital plans.

Fiscal 2026 Q4 Update | 5

National Fuel: A Premier Fully Regulated Natural Gas Company

National Fuel®

Natural Gas Utility and Interstate Pipeline & Storage

Total Rate Base ($B)[(1)]



FERC
$1.7
OH
$1.6
~$5 B
PA
$0.5
NY
$1.1

- ✓ 100% rate-regulated natural gas utility, interstate pipeline and storage company in cold weather climates with constructive regulatory jurisdictions
- ✓ Utility business serves ~1.1 million customers
- ✓ ~5 Bcf/d[(2)] of FERC-regulated contracted transportation capacity, including ~0.4 Bcf/d[(3)] of expansion projects placed into service on November 1, 2026
- ✓ ~83 Bcf[(2)] of fully-contracted natural gas storage capacity
- ✓ Significant long-term modernization and expansion investment opportunities
- ✓ Ongoing focus on customer affordability, with integrated operations driving lower operating costs



Lake Huron
Lake Ontario
Lake Erie
CANADA
MI
NY
VT
MA
CT
PA
NJ
IN
OH
WV
MD
VA
KY
FERC Transmission Pipelines
Storage Assets
Utility Service Territory

(1) Estimated as of September 30, 2026.
(2) Reported annually as of September 30, 2026, and includes short-term and long-term contracted capacity. Includes ~6 Bcf related to the acquisition of Honeoye Storage Corporation completed in October 2026.
(3) Includes Tioga Pathway Project and Shippingport Lateral Project.

Fiscal 2026 Q4 Update | 6

Seneca: A Premier Integrated Appalachian Natural Gas Company

National Fuel

- Total Net Acres (Pennsylvania): ~1.2 million
- Total Proved Reserves: 5.2 Tcfe(1)
- Current Net Production: ~1.1 Bcf/d(2)
- Current Firm Transportation: ~1 Bcf/d to premium markets
- 25+ years of inventory with breakeven prices below $2.25/MMBtu(3)
- Wholly-owned integrated gathering infrastructure provides a durable cost advantage, supporting top-tier cash operating costs of ~$0.58/Mcfe



Western Development Area
~920,000 Acres (mostly owned in fee)
Development Zones: Marcellus, Utica
Eastern Development Area
~310,000 Acres
Development Zones: Marcellus, Utica
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Erie
Western Development Area
Crawford
Venango
Forest
Potter
Tioga
Cameron
Elk
Mercer
Clarion
Clinton
Lycoming
Lawrence
Butler
Jefferson
Clearfield
Eastern Development Area
Armstrong
Snyder
Beaver
Indiana
Allegheny
Cambria
Blair
Westmoreland
Huntingdon
Somerset
Bedford
NFG GATHERING
OTHER PIPELINES
SENECA ACREAGE

(1) Reported annually as of September 30, 2026.
(2) Average net production and throughput for the three months ended September 30, 2026.
(3) References NYMEX Henry Hub prices to breakeven assuming a PV-10 value. Assumes an average of 25 wells brought online/year, which is equivalent to current pace.

Fiscal 2026 Q4 Update | 7

Key Investment Highlights

National Fuel

Two Scaled, Well-Positioned Companies Built for Long-Term Success

National Fuel	Seneca Resources
✓ Durable earnings growth driven by supportive ratemaking backdrop all jurisdictions – Ohio, New York, Pennsylvania, and FERC	✓ Premier asset base supported by integrated, low-cost operations, peer-leading inventory depth and long-term growth potential
✓ Under development expansion projects and long-term visibility for system modernization investments support 5-7% rate base growth outlook	✓ 25+ years of development inventory at PV-10 breakeven prices of less than $2.25/MMBtu(1)
✓ Expected to have strong investment grade credit rating in line with best-in-class peers with no expected incremental equity needs over the next five years	✓ Significant free cash flow generation supports shareholder returns, balance sheet strength, and long-term value creation
✓ Long history of delivering industry-leading affordability resulting from focus on controlling costs and benefits of integrated regulated operations	✓ Firm transportation portfolio provides ~1.5 Bcf/d by 2030 to premium-priced demand markets and supports future production growth
✓ Long-term natural gas demand growth supports additional infrastructure expansion potential	✓ Demonstrated capital efficiency gains, with >25% improvement since 2023, with further improvement expected over time

(1) References NYMEX Henry Hub prices to breakeven assuming a PV-10 value. Assumes an average of 25 wells brought online/year, which is equivalent to current pace.

Fiscal 2026 Q4 Update | 8

Planned Separation Details and Expected Timing Transaction Structure IUG will be named Seneca Resources and is expected to trade on the NYSE Separation expected to be effected through a tax-free distribution of Seneca shares to National Fuel shareholders National Fuel shareholders will retain National Fuel shares and receive Seneca shares on a pro rata basis Retained Ownership National Fuel expects to retain up to a 19.9% ownership interest in Seneca and intends to dispose of in a tax-efficient manner Monetization proceeds expected to further strengthen National Fuel’s investment grade balance sheet Leadership & Governance Each company to have a dedicated management team and board of directors National Fuel: David P. Bauer to remain President and Chief Executive Officer; Timothy J. Silverstein to remain Treasurer and Chief Financial Officer Seneca Resources: Justin Loweth to become Chief Executive Officer Closing Conditions Final approval by National Fuel’s Board of Directors Form 10 effectiveness Completion of financing arrangements Favorable tax treatment and other customary conditions Expected Timing Targeted for completion in the second half of calendar year 2027

Financial Overview

Achieved 9% Annual Adjusted EPS Growth in Fiscal 2026

National Fuel

FY26 Results

1. **9%** year-over-year adjusted earnings per share growth(1)
2. **~$200 million** of free cash flow generated(2)
3. **56th** consecutive annual dividend increase

Recent Strategic Highlights

1. **Completed** acquisition of Ohio natural gas utility
2. **Announced** plan to spin-off Seneca Resources(3)
3. **Tioga Pathway and Shippingport Lateral** projects placed into service
4. **Approval** of $10.4 million Utility rate increase in Pennsylvania and System Modernization Tracker in New York

Adjusted Earnings Per Share(1)



($ per share)
IUG
Pipeline & Storage
Utility
$5.01
$3.22
$1.23
$0.62
$6.91
$4.77
$1.33
$0.91
$7.55
$5.52
$1.29
$0.99
FY 2024
FY 2025
FY 2026

(1) Excludes items impacting comparability. Consolidated Adjusted Earnings Per Share includes Corporate & All Other. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.
(2) Management defines free cash flow as net cash provided by operating activities, less net cash used in investing, adjusted for acquisitions and divestitures. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.
(3) Represents Integrated Upstream & Gathering segment.

Fiscal 2026 Q4 Update | 11

Capital Investment Supports Growth Across Each Business

National Fuel

FY 2027 Capital Drivers

Integrated Upstream & Gathering
- Underlying activity level largely unchanged year-over-year
- Higher capital related to third-party gathering and non-op investments

Pipeline & Storage
- Ongoing system modernization investments
- Tioga Pathway and Shippingport Lateral projects placed in service November 1, 2026

Utility
- Continued pipeline replacement and system modernization
- Full-year investment in recently acquired Ohio utility

Capital Expenditures by Segment ($ millions)(1)



Utility
Pipeline & Storage
Integrated Upstream & Gathering(2,3)
$936
$185
$111
$639
$918
$190
$122
$605
$1,053
$179
$272
$591
$1,090 - $1,220
$350 – $400
$140 - $180
$600 - $640
Regulated Growth
FY 2024
FY 2025
FY 2026
FY 2027E

(1) Capital expenditures includes accrued capital expenditures. Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY2027 consolidated capital guidance is displayed at the midpoint of the range ($1,090 - $1,220 million).
(2) FY24 reflects the netting of $6.2 million related to the acquisition of assets from UGI.
(3) FY 2026 capital expenditures exclude $38 MM of IUG discretionary land capital. FY 2027E IUG guidance excludes $50 - $100 MM of discretionary land capital.

Fiscal 2026 Q4 Update | 12

Balance Sheet Resiliency Through the Commodity Cycle Net Debt / Adjusted EBITDA(1) Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA are included at the end of this presentation. A reconciliation of Funds From Operations (FFO) to Net Cash Provided by Operating Activities can also be found at the end of this presentation. We are unable to reconcile certain forward looking non-GAAP financial measures and ratios. Please see slide entitled Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation. FY2026 figures exclude the impact of the $350 MM common equity issuance and $1.2B of Long-Term Debt Financing associated with the CNP Ohio Acquisition. Current Credit Rating Investment Grade Credit Rating S&P BBB- Moody’s Baa3 Fitch BBB Investment Grade Credit Rating Committed to Investment Grade Credit Rating Debt Maturity Profile by Fiscal Year ($ MM) FFO / Net Debt(1) Capitalization as of 9/30/26 Downgrade Threshold Downgrade Threshold $1.3B Committed Credit Facility (2) (2) (2) Temporary impact of Ohio acquisition financing $1.2B Seller Note due 9/30/2027 Temporary impact of Ohio acquisition financing 13

Enhanced Financial Profile Post-Separation High-quality resource base, efficiently capitalized for disciplined growth and long-term shareholder returns Compelling rate-regulated return proposition, driven by stable cash flows, predictable growth, and a strong credit profile Expect strong balance sheet and improved investment grade credit metrics, in line with some of the strongest peers in the utility sector Strong leverage profile and hedge book designed to provide the flexibility to navigate volatile market cycles National Fuel Seneca Resources Credit Profile Return of Capital Financing Needs Dividend policy expected to be consistent with utility peers, with visibility towards above-average dividend per share growth No expected need to raise incremental equity capital over the next five years based on current capital plans Significant free cash flow generation expected through commodity cycles, supporting balance sheet strength, share repurchases, and disciplined growth Disciplined use of free cash flow, balancing leverage reduction with growth and share repurchases

Integrated Upstream and Gathering Business Highlights

Upstream and Gathering

National Fuel

Integrated Upstream & Gathering Highlights

Enhancing Capital Efficiency

Significant Improvement in Capital Efficiency (FY23 to FY26)

~25% Improvement Since FY23 Shift to EDA Development[1]

Expanding Inventory Depth

Peer-Leading Inventory Depth with Strategic Optionality

Over 25 Years of Inventory at <$2.25/MMBtu NYMEX Breakeven PV-10[2]

Increasing Firm Transportation

Balanced Marketing Portfolio With Premium Market Access

~1,500 MDth/d of total FT by FY30 (+ ~500 MDth/d vs. YE25)

Improving Sustainability Metrics

Peer-Leading Certified Gas Designations

Seneca (MiQ and Equitable Origin) and Midstream (Equitable Origin) are certified at A Grades.

(1) FY26 Integrated Upstream & Gathering capital excludes discretionary land spending.
(2) Assumes an average of 25 wells brought online/year, which is equivalent to current pace.

Fiscal 2026 Q4 Update | 16

Upstream and Gathering

Top-Tier Cost Structure and Long-Term Capital Efficiency Trends

Capital Efficiency ($/Mcfe)(1)


~25% Reduction FY23 to FY26E
$1.86
$1.63
$1.42
$1.40
15% Continued Improvement Expected
FY 2023
FY 2024
FY 2025
FY 2026
Long-Term

FY27E Integrated Operating Expense ($/Mcfe)(2)


$0.16-$0.17
$0.13-$0.14
$0.19-$0.20
$0.08
~$0.58
LOE
Gathering O&M
G&A
Other
Integrated Operating Expense

(1) Capital Efficiency defined as Integrated Upstream and Gathering Capital Expenditures less Acquisitions, Discretionary Land Spend, and Third-Party Midstream investments, divided by Seneca net production. FY23 capex reflects the netting of $150 million related to acquisition of upstream assets and acreage from total capital expenditures. FY24 capex reflects the netting of $6 million related to the acquisition of assets from UGI from E&P capex of $536 million. FY26 excludes $38 million of discretionary land spending.

(2) LOE, Gathering O&M, and G&A ranges shown represent FY 2027 guidance ranges.

Fiscal 2026 Q4 Update | 17

FY26 Appraisals / FY27 Plan Strengthen Long-term Development FY 2026 | Appraisal Learnings Appraisal results reduced near-term production Upper Utica well results confirm low-breakevens, though Lower Utica provides superior economics Frac interactions in Lower Utica were more evident in more intensive completion designs (including Gen 4) FY 2027 | Transition and Optimization Complete in-progress Upper Utica infill and step-out tests Focus on Gen 3 design and optimization of development sequencing Further delineate core inventory and play extension FY 2028+ | Growth and Capital Efficiency Resume expected production growth with a Lower Utica first program Apply a more repeatable, optimized development approach Target long-term 15% improvement in capital efficiency Upstream and Gathering Seneca / IUG Acreage 18

Peer-Leading Inventory Depth at Low Breakeven Prices Assumes an average of 25 wells brought online per year. Enverus research is at $2.75 breakevens as of the most recent report published on September 24, 2026. Peers include AR, Ascent, CNX, EQT, EXE, GPOR, RRC. Eastern Development Area Predominantly Western Development Area IUG Analysis: >25 Years of Inventory @ <$2.25 Breakevens Enverus Analysis Validates Industry-Leading Inventory Depth Enverus Peers(2) PV10% Breakeven at Various NYMEX prices ($/MMBtu) Upstream and Gathering

Upstream and Gathering

Production Growth Supported by Expanding FT Portfolio

National Fuel

Marketing Portfolio Has Premium Market Access[1]



CANADA
Lake Ontario
Lake Erie
VT
NH
NY
MA
CT
PA
NJ
Northern Markets ~30% of total
Northeast ~20% of total
Premium PA Markets ~30% of total
Southeast, Gulf Coast ~20% of total
NFG GATHERING
MAJOR TRANSMISSION PIPELINES
SENECA ACREAGE

New FT Enhances Long-Term Marketing Portfolio:

- ✓ Supports future production growth with egress from Tioga County
- ✓ Minimizes spot exposure (together with in-basin firm sales)
- ✓ Increases optionality and connectivity to premium markets
  - Data center developments (Western PA, Mid-Atlantic)
  - Gulf Coast (LNG exports, industrial markets)



~1,000 MDth/d FT
~1,500 MDth/d FT
Premium PA Markets 490 MDth/d
Gulf Coast 100 MDth/d
Atlantic Sunrise (Transco) 189 MDth/d
Leidy South (Transco & NFG - Supply) 330 MDth/d
Tioga County Extension (NFG - Empire) 200 MDth/d
Niagara Expansion (TGP & NFG - Supply) 170 MDth/d
NE Supply Divers. 50 MDth/d
Current
FY 2030

(1) Percentages in chart indicate firm transportation capacity as of fiscal 2030. FT increases of 215 MDth/d in FY27 (Premium PA Markets and Gulf Coast), 275 MDth/d in FY28-30 (Premium PA Markets and Gulf Coast).

Fiscal 2026 Q4 Update | 20

FY 2027 Sales Mix Provides Significant Price Certainty (1) Q1 Volumes: Fixed Price 24 Bcfe, NYMEX-Linked 68 Bcfe, Index 5 Bcfe. Q2 Volumes: Fixed Price 22 Bcfe, NYMEX-Linked 66 Bcfe, Index 6 Bcfe. Q3 Volumes: Fixed Price 21 Bcfe, NYMEX-Linked 66 Bcfe, Index 9 Bcfe. Q4 Volumes: Fixed Price 21 Bcfe, NYMEX-Linked 67 Bcfe, Index 9 Bcfe. All prices shown in $/MMBtu. NYMEX-linked and Index prices shown as differentials to NYMEX. Fiscal 2027 Highlights Upstream and Gathering Firm Sales & Production Cadence(1) $2.64 ($0.78) $2.57 ($0.80) $2.64 ($0.79) $2.64 ($0.78) Expected production of 400 to 435 Bcfe Minimal spot exposure of 15 to 45 Bcfe (~5-10% of remaining volumes) Firm sales contracts in place for ~90-95% of expected remaining production ~65% of expected production paired with a NYMEX financial hedge or entered into at a fixed price Continue to utilize in-basin firm sales to reduce spot exposure Firm Sales & Production Cadence(1) $2.64 ($0.78) ($0.44) $2.57 ($0.80) ($0.46) $2.64 ($0.79) ($0.37) $2.64 ($0.78) ($0.46)

Upstream and Gathering

National Fuel

Disciplined Hedging Program with Upside Potential

Methodical Approach to Layering in Hedges Over Time Supports Investment Grade Credit Rating

Swaps and Fixed Price Sales Provide Price Certainty[1]


~35%
~15%
~50%
~65%-70%
~90%-95%
~95%-100%
FY27
FY28
FY29
FY30
Fixed / Swaps
Collars
Unhedged

...Collars and Unhedged Production Provide Upside Capture Opportunities


$4.57
$3.94
$3.57
$2.78
$4.44
$3.78
$3.53
$3.46
$4.00
$3.65
$3.63
$3.31
FY27
FY28
FY29
Hedge Range (Floor - Ceiling)
Swaps (Fixed Price)
Current Strip (11/02/2026)(2)

(1) FY27 estimated hedge percentage assumes midpoint of production guidance for the year.
(2) Strip includes NYMEX settles for October and November 2026.

Fiscal 2026 Q4 Update | 22

Industry-Leading Focus on Sustainability Responsible Gas Certifications, Emission Reductions & Water Management Equitable Origin – EO100TM Standard for Responsible Energy Development Certification (100% of natural gas production and gathering assets certified) Certification focuses on three emissions management criteria: Methane Intensity Company Practices to Manage Methane Emissions Emissions Monitoring Technology Deployment MiQ (100% of production assets re-certified in August 2026) Encompasses the following principles: Corporate Governance, Transparency & Ethics Human Rights, Social Impacts & Community Development Indigenous People’s Rights Fair Labor & Working Conditions Climate Change, Biodiversity & Environment Emission Reductions Water Management Wholly-owned water management subsidiary, Highland Field Services, LLC, optimizes water handling, treatment and storage Partner with local townships, government agencies, and environmental groups on water quality improvement projects Operate a vast water pipeline network which reduces truck traffic, leading to decreased emissions and less wear on roads Both E&P (Seneca) and Gathering (Midstream) surpassed 2030 Methane Intensity Reduction Targets in calendar 2025 Significant reductions in methane driven by: Natural gas pneumatic device conversions Operational BMPs for well liquids unloading and flowback Increased fugitive emissions monitoring In 2025, Highland recycled more than 99% of Seneca’s produced fluids Upstream and Gathering Executed a long-term agreement with Centrica Energy to sell 250,000 MMBtu/day of MiQ-certified gas certificates over the next ten years.

Regulated Companies Overview Business Highlights

Pipeline & Storage

Regulated Business Highlights

National Fuel

Pipeline Expansion Projects Drive Meaningful Growth

- ✓ Tioga Pathway and Shippingport Lateral projects placed into service November 1, 2026, adding ~$30 MM in incremental revenue annually
- ✓ Line N System Upgrade Project will add 294,000 Dth per day of incremental capacity, with ~$20 MM per year in annual revenues, expected in-service November 2028

Modernization Programs Drive Rate Base Growth

- ✓ Longstanding modernization programs enable continued investment in the system to ensure the safety and reliability of service to customers
- ✓ Utility rate base growth from system modernization tracker including SMT in New York, DSIC in Pennsylvania, and CEP and DRR riders in Ohio

Rate Case Activity Balances Modernization Spending & Affordability

- ✓ NY Utility 3-Year rate case settlement (2025-2027) drives continued earnings growth
- ✓ PA Utility rate case completed based on PAPUC order on October 22, 2026
- ✓ Ohio Utility rate case completed in January 2026, no-near term rate case filing expected
- ✓ Supply filed a rate case on 4/30/2026 with new rates effective 11/1/2026 subject to refund, settlement discussions remain ongoing

Continued Growth Expected from Ohio Utility Acquisition

- ✓ Increased Utility business scale with the closing of Ohio acquisition
- ✓ Long-term expected rate base growth of approximately 5-7% drives earnings growth with no incremental expected equity needs over the next five years

Fiscal 2026 Q4 Update | 25

Pipeline & Storage

Pipeline & Storage Overview

National Fuel

National Fuel Gas Supply Corporation

- ✓ **Contracted Capacity[1]:**
  - Firm Storage: 71 Bcf (fully subscribed)
  - Firm Transportation: ~3.8 Bcf / day
- ✓ **Rate Base[2]:** ~$1.4 billion
- ✓ **FERC Rate Proceeding Status:**
  - Filed rate case on 4/30/2026, settlement negotiations remain ongoing
  - New rates went into effect on 11/1/2026, subject to refund

Empire Pipeline, Inc.

- ✓ **Contracted Capacity[1]:**
  - Firm Storage: 4 Bcf (fully subscribed)
  - Firm Transportation: 1.1 Bcf / day
- ✓ **Rate Base[2]:** ~$0.3 billion
- ✓ **FERC Rate Proceeding Status:**
  - Settlement approved by FERC on March 17, 2025
  - New rates went into effect November 1, 2025
  - Moratorium period until April 30, 2027
  - Comeback required by May 31, 2031


CANADA
Lake Ontario
Lake Erie
VT
NH
MA
CT
NY
NJ
PA
OH
MD
Empire Pipeline
Supply Corp.
Honeoye Storage
✓ $5 million acquisition closed on October 30, 2026
✓ ~6 Bcf firm storage capacity (fully subscribed)
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES
NFG STORAGE

(1) Firm transportation includes short-term and long-term and is disclosed annually as of September 30, 2026.
(2) Reported as of September 30, 2026.

Fiscal 2026 Q4 Update | 26

Pipeline & Storage Customer Mix Customer Transportation by Shipper Type Affiliated Customer Mix (Contracted Capacity) Note: As of 9/30/2026, adjusted to include Tioga Pathway and Shippingport Lateral projects placed into service November 1, 2026. Pipeline & Storage Firm Transport

Pipeline & Storage

Pipeline Modernization & Expansion Projects Propel Growth

National Fuel

Capex Investments Support Long-Term Rate Base Growth Estimate of ~5-7%



P&S Capital Expenditures(1)
($ millions)
$6
$87
$50
$93
$72
$95
$188
$65
$40
$56
$22
$120
$6
$105
$7
$115
Tioga Pathway & Shippingport Lateral Project(2)
$125
~$146
$160
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027E
Fiscal Year
Expansion Projects
Modernization / Maintenance Capital

Organic Growth Drivers

- ✓ Expect long-term non-expansion capex spend of ~$100-150 MM/year
- ✓ Expansion projects drive further growth, Line N System Upgrade Project target in-service date of November 2028

(1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY27E capex is presented at mid-point of guidance.
(2) Represents expansion-related capital for Tioga Pathway Project. ~$18 MM of modernization capital shown in Modernization / Maintenance Capital.

Fiscal 2026 Q4 Update | 28

Pipeline & Storage

Continued Expansion Opportunities Along Supply's Line N System

National Fuel

Line N System Upgrade Project

- ✓ Fully subscribed project will support growing in-basin production and the initial phase of the coal-to-gas conversion at Shippingport Industrial Park
- ✓ Replacement of ~7 miles of Line N
- ✓ Total Capex: ~$100 million (~$34 million in expansion capital)
- ✓ Estimated annual revenue: ~$20 million (underpinned by agreements of at least 15 years)
- ✓ Expansion Capacity: 294,000 Dth/day with delivery to:
  - – TGP – Mercer (94,000 Dth/d)
  - – Shippingport Industrial Park (200,000 Dth/d)
- ✓ Target In-Service: November 2028

Further Expansion Potential

- ✓ Strategically positioned for growing PJM power demand, supported by data centers, fiber connectivity, existing transmission infrastructure, and low-cost gas supply
- ✓ Multiple expansion options enable Line N to scale with evolving customer needs
- ✓ Broader connectivity could expand market access, including potential Rover and TGP connections at Mercer


TGP - Mercer
Sharon
Shippingport Power Station
Total gas demand could reach ~800,000 Dth/d(1)
Pittsburgh
TETCO - Holbrook
Fiber Route Density
High Concentration
Moderate
National Fuel
Asset Situation Map
Legend
ACTIVE COAL FIRED POWER PLANT
DECOMMISSIONED COAL FIRED POWER PLANT
NATURAL GAS FIRED POWER PLANT
DECOMMISSIONED NATURAL GAS FIRED POWER PLANT
NUCLEAR POWER PLANT
DATA CENTER
INTERCONNECT
SRC LEASEHOLD ACREAGE
NFG STORAGE AREA
FIBER ROUTE
NFG SUPPLY PIPELINE
NFG MIDSTREAM
OTHER PIPELINE LOCATION APPROXIMATE
ELEC TRANSMISSION (220 KV+)

(1) Includes ~205,000 Dth/d supporting the behind-the-meter data center and up to 600,000 Dth/d supporting the full coal-to-gas conversion. Projects represent separate facilities and shippers.

Fiscal 2026 Q4 Update | 29

Utility Operations in Constructive Regulatory Jurisdictions New York Last Rate Case: Joint Proposal approved December 19, 2024 (3-year rate plan effective Oct. 1, 2024 through Sept. 30, 2027) Total Customers(1): ~543,000 Allowed ROE: 9.7% (NYPSC Case 23-G-0627) Capital Cost Recovery Mechanisms: System Modernization Tracker (approved August 2026) Pennsylvania Last Rate Case: 2026 (rates effective November 2026) Total Customers(1): ~214,000 Allowed ROE: 9.86% (PaPUC R-2025-3059428) Capital Cost Recovery Mechanisms: Distribution System Improvement Charge (DSIC) Disclosed annually as of September 30, 2026. Utility Ohio Last Rate Case: 2024 (rates effective Jan. 12, 2026) Total Customers(1): ~335,000 Allowed ROE: 9.79% (PUCO Case 24-0832-GA-AIR) Capital Cost Recovery Mechanisms: Capital Expenditure Program (CEP) Distribution Recovery Rider (DRR)

Long History of Delivering Industry-Leading Affordability Based on 2025 average monthly residential bill data posted on company websites required by the NYPSC. Chart reflects NY Large Gas Utilities Monthly Bill Residential Heating (based on 100 Mcf annually). Based on analysis of 2025 PAPUC Annual Rate Comparison Report, which includes data for average monthly residential bills for January 2025. Chart reflects PA Large Gas Utilities Monthly Bill Residential Heating (based on 15 Mcf annually). Based on PUCO Utility Rate Survey Dashboard data pulled on 7/6/2026. Chart reflects OH Large Gas Utilities Monthly Bill Residential Heating (based on 15 Mcf annually). New York Pennsylvania #1 out of 9 Gas Utilities(1) #1 out of 6 Gas Utilities(2) Ohio #2 out of 4 Gas Utilities(3) Long History of Operating Efficiency and Focus on Strategic Infrastructure Modernization Have Led to Peer-Leading Utility Affordability Following the transaction close in October 2026, focus will be on enhancing future affordability Utility

Utility

National Fuel®

NY Utility Rate Case & Regulatory Overview

Three-Year, Multi-Year Rate Plan Settlement Approved in December 2024

2024 General Rate Case Highlights

Docket #	Case 23-G-0627		
ROE | Equity Layer	9.7% | 48%		
Authorized increase ($ millions)	FY25 $57.3	FY26 $73.1	FY27 $85.8
Rate Base ($ millions)	$1,044	$1,104	$1,163
Rate Mechanisms	▪ Revenue Decoupling ▪ Weather Normalization ▪ Low Income Customer Discount Rec. ▪ Uncollectible Expense Tracker		

New York Public Service Commission

- ✓ NYPSC regulates investor-owned utilities including natural gas, electric, steam, water and telecommunications and cable
- ✓ Consists of 7 commissioners that are selected by gubernatorial appointment, confirmed by senate to serve 5-year terms
- ✓ Commissioners are not formally identified by political party and there is no statutory partisan balance requirement

Infrastructure Programs

- ✓ Modernization (pipeline replacement) program: maintained at a minimum of 105 miles per year over rate plan
  - – Recovery of system modernization costs, including higher rate base and depreciation expense, now included in new base rates

Other Key Rate Mechanisms

SMT Rider

- **Approved in August 2026**
  - – Enables cost recovery (return of/on) related to incremental LPP investments in FY28 and FY29
- No customer bill increase required – SMT revenues to be funded through dollars currently in base rates for regulatory amortizations

✓ **Provides recovery of capital investment between rate cases reducing regulatory lag**

✓ **Supports customer bill and affordability management**

Fiscal 2026 Q4 Update | 32

Utility

National Fuel

Pennsylvania Utility Rate Case Overview

On October 22, 2026, the PaPUC issued Final Opinion and Order on NFG's January '26 GRC[(1)]

Key General Rate Case Highlights	
Docket #	R-2025-3059428
ROE | Equity Layer	9.86% | 55%
Authorized increase ($ millions)	$10.4
New Rates Become Effective November 2026	

Pennsylvania Public Utility Commission

- ✓ PaPUC regulates investor-owned utilities including natural gas, electric, water and telephone
- ✓ Governed by a five-member commission whose members are appointed by the governor and confirmed by the state Senate

Key Rate Mechanisms Approved in General Rate Case

DSIC Rider	▪ Existing DSIC revenues and eligible rate base rolled into new base rates ▪ Able to accrue additional DSIC revenues on incremental rate base investments after 10/31/2027	✓ Provides recovery of capital investment between rate cases reducing regulatory lag
WNA	▪ Weather Normalization Adjustment (WNA) pilot to continue – Deadband increased from 3% to 5%	✓ Supports customer bill and affordability management
EE	▪ Residential Energy Efficiency (EE) pilot approved – $700k per year to be recovered in separate rider	

(1) General rate case.

Fiscal 2026 Q4 Update | 33

Utility

National Fuel

Ohio Utility Rate Case Overview

On January 7, 2026, the PUCO approved a modified stipulation to increase base rates for Ohio utility customers

Key General Rate Case Highlights

Docket #	24-0832-GA-AIR
ROE | Equity Layer	9.79% | 52.9%
Authorized increase ($ millions)	$51.3
Depreciable Life	25 Years

Ohio Public Utility Commission

- ✓ PUCO regulates investor-owned utilities including natural gas, electric, water and telephone
- ✓ Consists of 5 commissioners that are selected by gubernatorial appointment, confirmed by the state senate and serve 5-year terms
- ✓ Recent legislation – SB103 allows for ratemaking to be based on forward test years with annual true up reconciliation to authorized ROE
- ✓ Ohio utility must statutorily file its next GRC[(1)] by December 31, 2029

Key Rate Mechanisms Approved in General Rate Case

DRR Rider
- Recovers investment associated with accelerated replacement of aging distribution infrastructure
- Includes return on net plant, depreciation and eligible deferred costs
- Annual filing by March 1 for prior year investment, with rates effective September 1

CEP Rider
- Recovers eligible capital investment outside the DRR
- Identical recovery and timing parameters as DRR

- ✓ **Provide annual recovery of infrastructure investment between rate cases reducing regulatory lag**
- ✓ **Riders authorized through 2029 investment year, subject to established rate caps**

(1) General rate case.

Fiscal 2026 Q4 Update | 34

Utility Continues its Significant Investments in Safety (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Increase from FY23 to FY24 is partially due to the impact of New York State’s Roadway Excavation Quality Assurance Act (“REQAA”) which will continue to increase investment costs in future years. Represents midpoint of 2027E Guidance. Long-Standing Focus on Distribution System Safety and Reliability Utility (2) $350 - $400 Ohio acquisition more than doubles Utility investment opportunity (3)

Long-Standing Pipeline Replacement & Modernization NY ~10,000 miles PA ~5,000 miles Miles of Utility Main Pipeline Replaced(2) Utility Mains by Material(1) (1) All values are reported on a calendar year basis, as of December 31, 2025, as required by the DOT. (2) All values are reported on a fiscal year basis, as required by the NYPSC and PAPUC. Utility OH ~5,700 miles

Utility

Utility Targeting Substantial Emissions Reductions

National Fuel

Significant Reductions in Utility GHG Emissions to Date, Driven by System Modernization Efforts



Utility Mains & Services Emissions[1]
(Thousand Metric Tons, CO_2e)
~70% Reduction Since 1990 (510,000 Metric Tons CO2e)
800
700
600
500
400
300
200
100
0
1990
1995
2000
2005
2010
2015
2020

GHG Reduction Targets, Continuing Focus on Lowering Carbon Footprint

Utility GHG Emissions Reduction Targets[1]
(Based on 1990 EPA Subpart W Emissions)



2030
75%
2050
90%

- ✓ ***Targets Exceed Those Included in New York State Climate Act (CLCPA)[2]***
- ✓ ***Reductions Primarily Driven by Ongoing Modernization of Mains and Services***

(1) Baseline emissions & emissions reduction targets are calculated pursuant to the reporting methodology under the EPA GHG Reporting Program (current Subpart W, and using AR5), primarily Distribution pipeline mains & services. Revisions of Subpart W emissions factors, effective for 2025 reporting, will change the reported baseline, 2025 emissions profile, and progress against these targets. Targets and reductions represented are pre-Ohio gas utility acquisition.
(2) New York Climate Leadership and Community Protection Act, enacted in 2019. Targets and reductions represented are pre-Ohio gas utility acquisition.

Fiscal 2026 Q4 Update | 37

Guidance & Other Financial Information Contact Information: Ryan Vossler, Director of Investor Relations (716) 857-7158 vosslerr@natfuel.com

Initial FY 2027 Adjusted EPS Guidance[1] & Assumptions

National Fuel

Assuming $2.85 NYMEX, FY27 Adjusted EPS[2] of $6.00 - $6.40 ($6.20 at midpoint)

NYMEX Assumption	Adj. EPS Sensitivities (per share)
$2.50	$5.60 - $6.00
$3.00	$6.20 - $6.60
$3.50	$6.85 - $7.25

Capital Expenditures ($MM)	FY2026 Actual[3]	FY2027 Guidance
Integrated Upstream & Gathering	$591[4]	$600 – $640[5]
Pipeline & Storage	$272	$140 – $180
Utility	$179	$350 – $400
Total Company	**$1,079**	**$1,090 – $1,220**

Consolidated Effective Tax Rate	24.7%	~24.0%

Integrated Upstream & Gathering	FY2026 Actual	FY2027 Guidance
NYMEX natural gas price (per MMBtu)	$3.61	$2.85
Spot Price (per MMBtu)	$2.80	$2.15
Production (Bcf)	419	400 - 435
Integrated Operating Costs ($/Mcf)		
Upstream G&A	$0.18	$0.19 - $0.20
LOE	$0.16	$0.16 - $0.17
Gathering O&M	$0.13	$0.13 - $0.14
DD&A	$0.79	$0.84 - $0.86

Pipeline & Storage	FY2026 - Actual	FY2027 Guidance
Revenues ($MM)	$432	$475 - $500
O&M Expense	$126	3 – 4% increase

Utility ($MM)	FY2026 - Actual	FY2027 Guidance
Operating Income	$123	$235 - $255
Non-Service Pension / OPEB Income	$25	$23 - $27

(1) Excludes items impacting comparability. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.
(2) Guidance assumes NYMEX pricing of $2.85/MMBtu and in-basin spot pricing of $2.15/MMBtu for Fiscal 2027, and reflects the impact of existing financial hedges, firm sales and firm transportation contracts.
(3) Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(4) FY 2026 actuals exclude ~$38 MM of discretionary land spending at Integrated Upstream and Gathering.
(5) Integrated Upstream & Gathering guidance excludes $50 - $100 MM of discretionary land spending.

Fiscal 2026 Q4 Update | 39

Type Curves Eastern Development Area (EDA) WDA   Tioga Lycoming Estimated Lower Utica Upper Utica Marcellus Marcellus Upper Utica Location Count 150 210 60 10 240 Avg. TLL (ft) 13,000 13,000 10,000 8,000 13,000 D&C ($000s/ft) $1,250 to $1,300 $1,200 to $1,250 $900 to $1,000 $1,075 to $1,125 $1,000 to $1,050 Avg. Royalty 15% 15% 15% 16% 2% EUR (Bcfe/ft) 2.5 2.0 2.0 2.8 1.7 Estimated wells Fiscal 2027 Drills 30-35 (incl. 6-10 non-op) TILs 20-26 Drilling rigs 1.5 (operated)

Regulated Businesses: Rate Case Overview

National Fuel®

	Pipeline & Storage		Utility		
	Supply	**Empire**	**NY[2]**	**PA[2]**	**OH[2]**
Regulatory Agency (Governed by)	FERC	FERC	NYPSC	PAPUC	PUCO
Timing / Status	• Filed rate case on April 30, 2026 • New rates went into effect on 11/1, subject to refund • Settlement discussions remain ongoing	• Amendment to 2019 Settlement approved by FERC on March 17, 2025 • New rates went into effect November 1, 2025 • Moratorium period until April 30, 2027 • Comeback required by May 31, 2031	• Joint Proposal approved[2] December 2024 with no significant modifications in the settlement • 3-year rate plan effective October 1, 2024, with make-whole provision	• PAPUC order approved on October 22, 2026 • Increase of $10.4 million in base rates • New rates to be in effect November 2026	• Modified Stipulation approved on January 6, 2026 with a $51 million increase in base rates and reset of CEP and DRR rider rate caps • New rates went into effect January 12, 2026
Rate Base[1] *(in billions)*	$1.4	$0.3	$1.1	$0.5	$1.6
Equity Ratio	Not stated – Black box settlement	Not stated – Black box settlement	Authorized 48%	Authorized 55%	Authorized 52.9%
Authorized ROE	Not Stated – Black box settlement	Not Stated – Black box settlement	Authorized 9.7%	Authorized 9.86%	Authorized 9.79%

(1) Estimated as of September 30, 2026.
(2) See Case 23-G-0627 on file with the NY PSC, Case R-2025-3059428 with the PAPUC, and Case 24-0832-GA-AIR with the PUCO.

Fiscal 2026 Q4 Update | 41

Detailed Hedging Information for Modeling

National Fuel®

(All volumes in MMBtu; Prices in $ / MMBtu)	1Q 27	2Q 27	3Q 27	4Q 27	FY 27	FY 28	FY 29	FY 30
Hedged Volumes	84,350	72,281	62,468	62,699	281,798	150,409	44,180	7,873
Swaps								
Volume	35,530	29,640	30,840	30,840	126,850	67,330	9,150	--
Wtd. Avg. Price	$4.02	$3.94	$3.89	$3.89	$3.94	$3.78	$3.63	--
Collars								
Volume	23,800	19,620	9,750	9,750	62,920	26,920	4,620	--
Wtd. Avg. Ceiling	$4.70	$4.79	$4.19	$4.19	$4.57	$4.44	$4.00	--
Wtd. Avg. Floor	$3.65	$3.71	$3.33	$3.33	$3.57	$3.53	$3.31	--
Fixed Price Physical								
Volume	25,020	23,021	21,878	22,109	92,028	56,159	30,410	7,873
Wtd. Avg. Price	$2.57	$2.64	$2.64	$2.64	$2.62	$2.80	$2.83	$2.89
NYMEX Equiv. Price(1)	$3.52	$3.75	$3.28	$3.44	$3.50	$3.76	$3.71	$3.65
Capped Firm Sales								
Volume	1,500	1,468	1,488	1,507	5,963	508	--	--
NYMEX Cap	$4.95	$4.95	$4.95	$4.95	$4.95	$4.95	$4.95	$4.95
Volume	1,234	1,873	1,893	1,909	6,908	7,473	7,415	7,598
NYMEX Cap	$5.00	$5.00	$5.00	$5.00	$5.00	$5.00	$5.00	$5.00
Volume	3,701	3,746	3,785	3,818	15,050	14,946	14,831	15,196
NYMEX Cap	$5.65	$5.65	$5.65	$5.65	$5.65	$5.65	$5.65	$5.65
Volume	1,831	1,791	1,816	1,839	7,276	7,328	7,391	7,443
NYMEX Cap	$7.00	$7.00	$7.00	$7.00	$7.00	$7.00	$7.00	$7.00

(1) Calculated as the weighted average NYMEX forward price for each time period shown based on the Fixed Price Physical firm sale execution date, plus basis differentials and transportation costs.

Fiscal 2026 Q4 Update | 42

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results or liquidity and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. Management defines adjusted earnings and adjusted earnings per share as reported GAAP earnings before items impacting comparability. Management defines adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization, other income and deductions, impairments, and other items reflected in operating income that impact comparability. The revised adjusted earnings per share guidance range also excludes certain items that impacted the comparability of adjusted operating results during the six months ended March 31, 2026, including after-tax unrealized losses on other investments, which reduced earnings by $0.01 per share. While the Company expects to record certain adjustments to unrealized gain or loss on investments during the remaining six months ending September 30, 2026, the amounts of these and other potential adjustments are not reasonably determinable at this time. As such, the Company is unable to provide earnings guidance other than on a non-GAAP basis. Management defines free cash flow as net cash provided by operating activities, less net cash used in investing activities, adjusted for acquisitions and divestitures. The Company is unable to provide a reconciliation of projected free cash flow as described in this presentation to its respective comparable financial measure calculated in accordance with GAAP without unreasonable efforts. This is due to our inability to reliably predict the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items. Reconciliations of forward-looking non-GAAP financial measures and non-GAAP ratios to comparable GAAP measures are not available due to the challenges and impracticability of estimating certain items, particularly depreciation and depletion expense, interest expense, income tax expense (benefit), other potential adjustments and charges, including ceiling test impairments, and non-cash unrealized derivative fair value gains and losses that are subject to market variability. Because of those challenges, a reconciliation of forward-looking non-GAAP financial measures and non-GAAP ratios is not available without unreasonable effort.

Non-GAAP Reconciliations - Adjusted Operating Results

Non-GAAP Reconciliations - Adjusted EBITDA, by Segment

Non-GAAP Reconciliations - Adjusted EBITDA & Net Debt

Non-GAAP Reconciliations - Funds From Operations

Reconciliation – Capital Expenditures 48

Reconciliation – Free Cash Flow

Safe Harbor For Forward Looking Statements Certain statements contained herein, including statements identified by the use of the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “targets,” “will,” “would”, and variations of such words and similar future or conditional expressions, and statements which are other than statements of historical facts, are intended to identify “forward-looking statements” as defined under U.S. federal securities laws, including, but not limited to, statements, estimates, and projections relating to the potential separation of the Company into two companies (the “Separation”), including the timing and structure of the Separation, the characteristics of the separated businesses, and the expected benefits of the Separation, future operating and financial performance and long-term strategy, and the assumptions underlying such expected benefits, targets, strategies, and statements. These forward-looking statements are based on management’s beliefs, expectations, estimates, and projections at the time they are made and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs, and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs, or projections will result or be achieved or accomplished. There can be no guarantees with respect to whether the Separation will be completed. In addition to other factors, the following are among the important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: the ability to effect the Separation and to meet the conditions related thereto; the ability to obtain any consents or approvals required to complete the Separation; the ability of the separated companies to each succeed as standalone publicly traded companies; negative effects of the announcement or pendency of the Separation on the market price of the Company’s securities and/or on the Company’s financial performance; the possibility that the Separation will not achieve its intended benefits; the possibility of disruption, including disputes, litigation, or unanticipated costs in connection with the Separation; the impact of the Separation on the Company’s businesses and the risk that the Separation may be more difficult, time-consuming, or costly than expected, including the impact on the Company’s resources, systems, procedures, and controls, diversion of management’s attention, and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees, and other business counterparties; the ability to achieve anticipated capital structures in connection with the Separation; the ability to achieve anticipated credit ratings in connection with the Separation; the ability to achieve anticipated tax treatments in connection with the Separation and future, if any, divestitures, mergers, acquisitions, and other portfolio changes, and the impact of changes in relevant tax and other laws and regulations; the Company's ability to complete strategic transactions, such as the plan to separate the Company into two independent, publicly traded companies through a tax-free spin-off of the Company’s Integrated Upstream and Gathering business, including receipt of required regulatory clearances and satisfaction of other conditions to closing, and to recognize the anticipated benefits of such transactions; changes in laws, regulations, or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives, and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas, and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in economic conditions, including the imposition of additional tariffs on U.S. imports and related retaliatory tariffs, inflationary pressures, supply chain issues, liquidity challenges, and global, national, or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; changes in the price of natural gas; impairments under the SEC’s full cost ceiling test for natural gas reserves; the creditworthiness or performance of the Company’s key suppliers, customers, and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures, other investments, and acquisitions, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; negotiations with the collective bargaining units representing the Company’s workforce, including potential work stoppages during negotiations; changes in price differentials between similar quantities of natural gas sold at different geographic locations, and the effect of such changes on commodity production, revenues, and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity, or data security breaches, including the impact of issues that may arise from the use of artificial intelligence technologies; factors affecting the Company’s ability to successfully identify, drill for, and produce economically viable natural gas reserves, including, among others, geology, lease availability and costs, title disputes, weather conditions, water availability and disposal or recycling opportunities of used water, shortages, delays, or unavailability of equipment and services required in drilling operations, insufficient gathering, processing, and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increased costs, delays, or changes in plans with respect to Company projects or related projects of other companies, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of natural gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas; changes in demographic patterns and weather conditions, including those related to climate change; changes in the availability, price, or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment, and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, or acts of war, as well as economic and operational disruptions due to third-party outages; significant differences between the Company’s projected and actual capital expenditures and operating expenses; increasing costs of insurance, changes in coverage, and the ability to obtain insurance; other factors described in the risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation, and disclaims any duty to update, revise, or withdraw any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable law or regulation.